EXHIBIT 10.2

REAFFIRMATION AND CONFIRMATION AGREEMENT
(Security Documents)

This Reaffirmation and Confirmation Agreement is made as of the 27th day of February, 2008 by COLOR EDGE LLC (f/k/a MCEI, LLC), a Delaware limited liability company (“MCEI”), COLOR EDGE VISUAL LLC (f/k/a MCEV, LLC), a Delaware limited liability company (“MCEV”), and CRUSH CREATIVE LLC (f/k/a MCRU, LLC), a Delaware limited liability company (“MCRU”; each of MCEI, MCEV, and MCRU referred to as a “Borrower” and, collectively, as the “Borrowers”), MERISEL, INC., a Delaware corporation (“Merisel”), MERISEL AMERICAS, INC., a Delaware corporation (“Merisel Americas”) and certain other affiliates of the Borrowers party hereto (“Subsidiary Guarantors”; each of Merisel, Merisel Americas and the Subsidiary Guarantors, a “Corporate Guarantor” and, collectively, the “Corporate Guarantors”) in favor of Amalgamated Bank, a New York banking corporation, as lender for itself and other lenders party to the Credit Agreement referred to herein from time to time (“Lender”).

W I T N E S S E T H :

WHEREAS, the Borrowers, the lenders party thereto and the other parties thereto have previously entered into that certain Credit Agreement, dated as of March 1, 2005, as amended by Amendment No. 1 thereto, dated as of August 8, 2005 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the undersigned Loan Parties have previously entered into a Security Agreement, dated as of March 1, 2005, as amended as of August 8, 2005 (the “Security Agreement”) in favor of Lender pursuant to the Existing Credit Agreement, granting a Lien on property of each such Person as collateral security for the payment and performance in full of all the Secured Obligations (as defined in the Security Agreement);

WHEREAS, the undersigned Loan Parties have also previously entered into certain other Security Documents (as defined in the Existing Credit Agreement) in favor of Lender to secure the obligations and liabilities of each Loan Party under the Loan Documents (as defined in the Existing Credit Agreement);

WHEREAS, on the date hereof, the Borrowers and the Lender are entering that certain Amendment No. 2 to the Existing Credit Agreement, dated as of the date hereof (“Amendment No. 2” and the Existing Credit Agreement, as amended by Amendment No. 2 and as may be further amended, amended and restated, supplemented or modified from time to time, the “Amended Credit Agreement”; capitalized terms used herein and not otherwise defined having the meanings assigned in the Amended Credit Agreement), to amend the Existing Credit Agreement as set forth therein;WHEREAS, as a condition to Lender’s agreement to enter Amendment No. 2, Lender requires each of the undersigned to execute and deliver this Reaffirmation and Confirmation Agreement;

NOW, THEREFORE, for due and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1.           Each undersigned Loan Party represents and warrants that the recitals above are true and correct.

2.           Each undersigned Loan Party (i) acknowledges receipt of a copy of Amendment No. 2; (ii) consents to the execution and delivery thereof by the other Loan Parties; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations and liabilities of the Loan Parties to the Lender (the “Guarantee”).

3.           Each undersigned Loan Party acknowledges and agrees that, on and as of the date hereof, the Schedules to the Security Agreement attached hereto as Exhibit A shall replace in their entirety the Schedules to the Security Agreement previously delivered.

4.           Each undersigned Loan Party hereby remakes the representations and warranties set forth in each Security Document (as defined in the Amended Credit Agreement) for the benefit of Lender as of the date hereof and confirms that the information in each such Security Document (as supplemented hereby) remains true and correct as of the date hereof.

5.           Each undersigned Loan Party reaffirms the execution and delivery of the Security Agreement and each other Security Document (as defined in the Amended Credit Agreement), reaffirms the Guarantee and each such Security Document in its entirety, including its obligations thereunder, and acknowledges and agrees that each such Security Document is and shall continue to remain in full force and effect, and the security interest granted under the Security Agreement continues in effect as security for all obligations and liabilities under the Amended Credit Agreement, and each other such Security Document continues in effect to secure the obligations and liabilities of each Loan Party under the Loan Documents (as defined in the Amended Credit Agreement).

Although each of the Loan Parties has been informed of the matters set forth herein and in Amendment No. 2. and has acknowledged and agreed to same, such Loan Parties understand that the Lender has no obligation to inform any of the Loan Parties of such matters in the future or to seek any of the Loan Parties' acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

This Reaffirmation and Confirmation Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflicts of law.

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IN WITNESS WHEREOF, each of the undersigned has executed this Reaffirmation and Confirmation Agreement as of the date first above written.

MERISEL, INC. MERISEL AMERICAS, INC.

By:	/s/ Donald R. Uzzi
Name: Donald R. Uzzi
Title: Chief Executive Officer and President of each of the above-named entities

COLOR EDGE LLC COLOR EDGE VISUAL LLC COMP 24 LLC CRUSH CREATIVE LLC DENNIS CURTIN STUDIOS, LLC MADP, LLC FUEL DIGITAL, LLC
By:	Merisel Americas, Inc., as sole Member of each of the above-named entities
By:	/s/ Donald R. Uzzi
Name: Donald R. Uzzi
Title: Chief Executive Officer and President

ADVERTISING PROPS, INC.
By:	MADP, LLC, as Sole Shareholder
By:	/s/ Jon H. Peterson
Name: Jon H. Peterson
Title: Manager

Acknowledged and agreed:
AMALGAMATED BANK, as Lender
/s/George N. Jarvis
Name: George N. Jarvis
Title : Executive Vice President